Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of VPC Impact Acquisition Holdings (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, Olibia Stamatoglou, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: August 13, 2021	By:	/s/ Olibia Stamatoglou
Olibia Stamatoglou
Chief Financial Officer
(Principal Financial and Accounting Officer)